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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 8, 1999


                           PDS FINANCIAL CORPORATION.
                           --------------------------
             (Exact name of registrant as specified in its charter)

          Minnesota                     0-23928                 41-1605970
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission file number)       (IRS employer
      of incorporation)                                    identification No.)

                   6171 Mc Leod Drive, Las Vegas, Nevada 89120
                   -------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (702) 736-0700
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On October 23, 1999, PDS Financial Corporation, (the "Company") determined to solicit proposals to act as the Company's independent auditors for the 1999 calendar year and invited its current independent auditors, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to submit a proposal to the Company. The decision to solicit proposals was approved by the Audit Committee of the Board of Directors of the Company. On November 8, 1999, PricewaterhouseCoopers resigned as the independent accountants of the Company.

         PricewaterhouseCoopers reports on the Company's financial statements for its fiscal years ended December 31, 1998 and December 31, 1997 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with its audits for the two most recent fiscal years and through November 8, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years and through November 8, 1999 there have been no reportable events, (as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission).

         The Company has provided PricewaterhouseCoopers with a copy of this Form 8-K and has requested that PricewaterhouseCoopers furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of PricewaterhouseCoopers letter to the Commission is filed as an Exhibit hereto.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is filed with this report:

         Exhibit No.                      Description
         -----------         -----------------------------------
            16.1             Letter, dated November 15, 1999, of
                             PricewaterhouseCoopers LLP

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

November 15, 1999                           PDS FINANCIAL CORPORATION


                                       By:  /s/ Steven M. Des Champs
                                            -------------------------------
                                            Name: Steven M. Des Champs
                                            Title:  Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit          Description
-------          -----------
16.1             Letter, dated November 15, 1999, of PricewaterhouseCoopers LLP
